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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934



Date of Report (Date of earliest event reported) November 18, 1996
                                                --------------------------------

                                 Tenneco, Inc.
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            (Exact name of registrant as specified in its charter)


   Delaware                        333-14009                     76-0233548
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(State or other                  (Commission                 (I.R.S. Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)


                               1275 King Street
                            Greenwich, Connecticut                   06831
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                   (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code (203) 863-1000
                                                  ------------------------------

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


TENNECO Inc.                                                            Form 8-K
Page 2                                                         November 18, 1996

Item 5. OTHER EVENTS

     On November 18, 1996, the Registrant sold 6,000,000 shares of 8-1/4% Cumulative Junior Preferred Stock, Series A to a syndicate of underwriters managed by Morgan Stanley & Co. Incorporated, under the Registrant's existing shelf Registration Statement on Form S-3 (file no. 333-14009) dated October 11, 1996, as thereafter amended on October 25, 1996 and November 5, 1996, at a per share price to the public of $50. The Registration Statement includes the information contained in the Registrant's Registration Statement on Form S-3 (file no. 333-15909) filed by the Company with the Commission on November 13, 1996 pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act").

     The Registrant filed the Prospectus Supplement for such shares with the Securities and Exchange Commission pursuant to Rule 424(b) promulgated under the Act.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              1(a)  --  Tenneco Inc. Underwriting Agreement: Standard Provisions
                        (Junior Preferred Stock) for 8-1/4% Cumulative Junior Preferred Stock, Series A dated November 12, 1996.

              1(b)  --  Underwriting Agreement for 8-1/4% Cumulative Junior
                        Preferred Stock, Series A dated November 12, 1996 by and between the Registrant and Morgan Stanley & Co. Incorporated for itself and as the representative of the several Underwriters named therein.

              4     --  Annex I to the Amended and Restated Agreement and Plan
                        of Merger dated as of June 19, 1996 among El Paso
                        Natural Gas Company, El Paso Merger Company and Tenneco
                        Inc.

              5     --  Opinion of Theodore R. Tetzlaff, Esq.

              8     --  Opinion of Jenner & Block.

              23(a) -- The consent of Theodore R. Tetzlaff will be contained in his opinion to be filed as Exhibit 5 to this Current Report.

              23(b) -- The consent of Jenner & Block will be contained in their opinion to be filed as Exhibit 8 to this Current Report.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TENNECO INC.
                                       --------------------------------
                                       (REGISTRANT)


                                       By: /s/ Karl A. Stewart
                                           ----------------------------
                                           Karl A. Stewart
                                           Vice President and Secretary


Date: November 18, 1996

                                 TENNECO INC.
                               INDEX TO EXHIBITS


Exhibit No.      Exhibit
----------       -------

      1(a)   --  Tenneco Inc. Underwriting Agreement: Standard Provisions
                 (Junior Preferred Stock) for 8 1/4% Cumulative
                 Junior Preferred Stock, Series A dated November 12, 1996.

      1(b)   --  Underwriting Agreement for 8 1/4% Cumulative Junior Preferred
                 Stock, Series A dated November 12, 1996 by and between the
                 Registrant and Morgan Stanley & Co. Incorporated for itself and as the representative of the several Underwriters named
                 therein.

      4      --  Annex I to the Amended and Restated Agreement and Plan of
                 Merger dated as of June 19, 1996 among El Paso Natural Gas
                 Company, El Paso Merger Company and Tenneco Inc.

      5      --  Opinion of Theodore R. Tetzlaff, Esq.

      8      --  Opinion of Jenner & Block.

      23(a)  --  The consent of Theodore R. Tetzlaff will be contained in his opinion to be filed as Exhibit 5 to this Current
                 Report.

      23(b)  --  The consent of Jenner & Block will be contained in their opinion to be filed as Exhibit 8 to this Current
                 Report.